==============================================================================


               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 1996



                          AMERICAN EXPRESS COMPANY
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




             New York                   1-7657          13-4922250
   -------------------------------   --------------    ------------
     (State or other jurisdiction     (Commission      (IRS Employer
         of incorporation)            File Number)     Identification)



   American Express Tower, World Financial Center
   New York, New York                                         10285
   -----------------------------------------------         ---------
   (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number,                      (212) 640-2000
   including area code                                 --------------


   -----------------------------------------------------------------
    (Former name or former address, if changed since last report.)




==============================================================================

Item 5.  Other Events


     On January 22, 1996, American Express Company issued the following press release:

NEW YORK, January 22, 1996 - American Express Company today reported

1995 income from continuing operations of $1.56 billion, up 13 percent from $1.38 billion a year ago.

     On a per share basis, 1995 income from continuing operations was

$3.11, compared with $2.68 a year ago, an increase of 16 percent.

     Net income in 1995 was a record $1.56 billion.  This compared with

$1.41 billion, or $2.75 per share, a year ago.  Last year's net income included the discontinued operations of Lehman Brothers.

     For the fourth quarter, American Express reported record net income of $384 million, or $0.77 per share, compared with $335 million, or

$0.65 per share a year ago.

     Travel Related Services (TRS) reported record net income in 1995 of

$1.1 billion, up 13 percent from $998 million a year ago.

     Net revenues also rose 13 percent reflecting an increase in worldwide business billed on American Express Cards and higher business travel sales.  The rise in billed business resulted from higher spending per Cardmember, due in part to increased merchant coverage and the benefits of rewards programs.  The rise also reflected an increase in the number of Cards outstanding.  Higher business travel sales resulted from acquisitions and growth.

     Excluding interest and the provision for losses, operating expenses increased 7 percent.  This increase reflects a number of factors,

including:  business travel acquisitions and growth; ongoing spending for new business initiatives; funding new card products and loyalty initiatives; and up-front costs related to reengineering activities.

     The charge card provision for losses increased, reflecting volume growth as well as higher loss rates particularly in Latin America, and more recently, in the small business Corporate Card portfolio. The lending provision for losses increased due to higher loss rates, as well as portfolio growth since the company establishes reserves for future losses at the time loans are recorded.  Charge card interest expense increased, reflecting higher rates and increased volume.

     For the fourth quarter, TRS reported record net income of $266 million, compared with $237 million a year ago.  As previously reported,

completion of the sale of AMEX Life in October did not materially impact net income.  Without the sale, TRS revenues and expenses would have increased approximately 10 percent compared with the year-ago quarter.

     American Express Financial Advisors (AXP Advisors) reported record net income in 1995 of $503 million, an 18 percent increase over $428 million a year ago.

     Revenue and earnings growth benefited primarily from higher fee revenues due to an increase in managed assets, as well as an increase in life insurance in force.  These increases were partially offset by the impact of lower investment margins.

     AXP Advisors reported record sales of mutual funds and life and other insurance products, and higher sales of investment certificates,

while sales of annuities decreased from last year.

     For the fourth quarter, AXP Advisors reported record net income of

$133 million, compared with $114 million a year ago.

     American Express Bank (AEB) reported net income in 1995 of $77 million, a 4 percent decrease from $80 million a year ago.

     Results reflect lower net interest income due to narrower spreads on the investment portfolio.  This was partially offset by growth in foreign exchange and correspondent banking revenues.  Operating expenses decreased slightly compared with a year ago as a result of cost containment measures.

     For the fourth quarter, AEB's net income was $21 million, compared with $16 million a year ago.  This increase was primarily due to lower operating expenses.

     Corporate and Other reported net expenses in 1995 of $141 million,

compared with net expenses of $126 million a year ago. For the fourth quarter, Corporate and Other reported net expenses of $36 million,

compared with net expenses of $32 million a year ago.


                              *   *   *



     American Express Company is a diversified travel and financial services company founded in 1850.  It is a leader in charge and credit cards, Travelers Cheques, travel, financial planning, investment products, insurance and international banking.

                                   AMERICAN EXPRESS COMPANY
                                      FINANCIAL SUMMARY
                                         (Unaudited)

 (dollars in millions, except per share amounts)

                                                Year Ended
                                               December 31,      Percentage
                                             1995        1994     Inc/(Dec)
                                           -------     -------    ---------
 Revenues by Industry Segment (A)
  Travel Related Services                  $11,542     $10,256     12.5%
  American Express Financial Advisors        3,691       3,270     12.9
  American Express Bank                        643         652     (1.4)
                                           -------     -------
                                            15,876      14,178     12.0
  Corporate and Other,
    including adjustments and
    eliminations                               (35)        104        -
                                           -------     -------
 CONSOLIDATED REVENUES (A)                 $15,841     $14,282     10.9
                                           =======     =======

 Pretax Income from continuing operations
 by Industry Segment
  Travel Related Services                   $1,579      $1,396     13.1%
  American Express Financial Advisors          755         631     19.6
  American Express Bank                        115         119     (3.7)
                                           -------     -------
                                             2,449       2,146     14.1

      Corporate and Other                     (266)       (255)    (4.5)
                                           -------     -------
 PRETAX INCOME                              $2,183      $1,891     15.4
                                           =======     =======

 Income from continuing operations
 by Industry Segment
  Travel Related Services                   $1,125        $998     12.7%
  American Express Financial Advisors          503         428     17.5
  American Express Bank                         77          80     (3.6)
                                           -------     -------
                                             1,705       1,506     13.2

      Corporate and Other                     (141)       (126)   (11.4)
                                           -------     -------
 Income from continuing operations           1,564       1,380     13.3
 Discontinued operations (net of
   income taxes) (B)                             -          33        -
                                           -------     -------
 NET INCOME                                 $1,564      $1,413     10.7
                                           =======     =======

 Earnings per common share:
    Continuing operations                    $3.11       $2.68     16.0
    Discontinued operations                      -        0.07        -
                                           -------     -------
 NET INCOME PER COMMON SHARE                 $3.11       $2.75     13.1
                                           =======     =======

 Cash dividends declared per
   common share (C)                          $0.90       $0.90
                                           =======     =======
 Average shares outstanding (000's)        497,953     508,815
                                           =======     =======


 (A) Revenues are reported net of interest expense,  where applicable.

 (B) On May 31, 1994, the Company completed a tax free spin - off of Lehman Brothers (LB) through a special dividend to shareholders. Accordingly, LB results are reported as Discontinued Operations, which represents American Express' share of LB's results after preferred dividends to Nippon Life Insurance Company.

 (C) 1994 cash dividends declared have been adjusted to reflect the LB spin-off.

                                   AMERICAN EXPRESS COMPANY
                                      FINANCIAL SUMMARY
                                         (Unaudited)

 (dollars in millions, except per share amounts)

                                              Quarter Ended
                                               December 31,      Percentage
                                             1995        1994     Inc/(Dec)
                                           -------     -------    ---------
 Revenues by Industry Segment (A)
  Travel Related Services                   $2,927      $2,793      4.8%
  American Express Financial Advisors          973         820     18.7
  American Express Bank                        158         159     (0.3)
                                           -------     -------
                                             4,058       3,772      7.6
  Corporate and Other,
    including adjustments and
    eliminations                               (10)         30        -
                                           -------     -------
 CONSOLIDATED REVENUES (A)                  $4,048      $3,802      6.5
                                           =======     =======

 Pretax Income by Industry Segment
  Travel Related Services                     $371        $341      8.9%
  American Express Financial Advisors          203         166     21.9
  American Express Bank                         32          25     27.8
                                           -------     -------
                                               606         532     13.9

      Corporate and Other                      (65)        (57)   (13.6)
                                           -------     -------
 PRETAX INCOME                                $541        $475     13.9
                                           =======     =======

 Net Income by Industry Segment
  Travel Related Services                     $266        $237     12.4%
  American Express Financial Advisors          133         114     16.9
  American Express Bank                         21          16     26.2
                                           -------     -------
                                               420         367     14.4

      Corporate and Other                      (36)        (32)   (10.5)
                                           -------     -------
 NET INCOME                                   $384        $335     14.8
                                           =======     =======

 NET INCOME PER COMMON SHARE                 $0.77       $0.65     18.5
                                           =======     =======
 Cash dividends declared per
   common share                             $0.225      $0.225
                                           =======     =======
 Average shares outstanding (000's)        493,326     507,417
                                           =======     =======

 (A) Revenues are reported net of interest expense,  where applicable.

 (Preliminary)
                                    Travel Related Services
                                      Statement of Income
                                          (Unaudited)

 (Amounts in millions, except percentages)

                                                Year Ended
                                                December 31,      Percentage
                                              1995         1994    Inc/(Dec)
 Net Revenues:                              -------      -------   ---------
  Discount Revenue                           $4,457       $3,984      11.9%
  Net Card Fees                               1,742        1,727       0.9
  Travel Commissions and Fees                 1,288          948      35.8
  Interest and Dividends                        969          776      25.0
  Other Revenues                              2,054        1,873       9.6
                                            -------      -------
                                             10,510        9,308      12.9
                                            -------      -------
  Lending:
    Finance Charge Revenue                    1,529        1,258      21.5
    Interest Expense                            497          310      60.1
                                            -------      -------
     Net Finance Charge Revenue               1,032          948       8.9
                                            -------      -------
         Total Net Revenues                  11,542       10,256      12.5
                                            -------      -------
 Expenses:
   Marketing and Promotion                      950        1,036      (8.3)
   Provision for Losses and Claims:
      Charge Card                               835          633      32.0
      Lending                                   522          378      37.9
      Other                                     416          471     (11.4)
                                            -------      -------
          Total                               1,773        1,482      19.7
                                            -------      -------
   Interest Expense:
      Charge Card                               673          535      25.7
      Other Interest Expense                    453          296      53.3
                                            -------      -------
          Total                               1,126          831      35.5
   Net Discount Expense *                       414          326      27.1
   Human Resources                            2,829        2,583       9.5
   Other Operating Expenses                   2,871        2,602      10.3
                                            -------      -------
          Total Expenses                      9,963        8,860      12.4
                                            -------      -------
 Pretax Income                                1,579        1,396      13.1
 Income Tax Provision                           454          398      14.4
                                            -------      -------
 Net Income                                  $1,125         $998      12.7
                                            =======      =======

 *  The impact of Net Discount Expense (related to TRS'
    securitized receivables) was to:
     Increase Net Card Fees                       -           $7         -
     Decrease the Provision for Losses
      and Claims - Charge Card                 $167          127      31.7
     Decrease Interest Expense -
        Charge Card                             163          119      36.8
     Increase Other Revenues                     84           73      14.0
                                            -------      -------
     Total Net Discount Expense                $414         $326      27.1
                                            =======      =======

 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

 (Preliminary)
                              Travel Related Services (continued)
                               Selected Statistical Information
                                          (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                                  Year Ended
                                                 December 31,     Percentage
                                              1995         1994    Inc/(Dec)
                                            -------      -------   ---------
 Total Cards in Force:
      United States                            26.7         25.3       5.5%
      Outside the United States                11.1         11.0       1.2
                                            -------      -------
            Total                              37.8         36.3       4.2
                                            =======      =======
 Basic Cards in Force:
      United States                            20.0         18.6       7.8
      Outside the United States                 8.7          8.1       6.9
                                            -------      -------
            Total                              28.7         26.7       7.6
                                            =======      =======
 Card Billed Business (billions):
     United States                           $115.2       $101.2      13.9
     Outside the United States                 46.4         39.7      16.8
                                            -------      -------
           Total                             $161.6       $140.9      14.7
                                            =======      =======

 U.S. Consumer Lending Loan
     Balances (billions)                      $10.0         $8.1      23.3
 Travelers Cheque Sales (billions)            $25.6        $24.9       3.0
 Average Travelers Cheques
     Outstanding (billions)                    $6.0         $5.3      12.4
 Travel Sales (billions)                      $15.1        $10.7      40.9
 Return on Average Equity *                    24.6%        23.9%        -

 * ROE is calculated excluding the effect of SFAS #115.

 (Preliminary)
                                    Travel Related Services
                                      Statement of Income
                                          (Unaudited)

 (Amounts in millions, except percentages)
                                                Quarter Ended
                                                 December 31,     Percentage
                                              1995         1994    Inc/(Dec)
 Net Revenues:                              -------      -------   ---------
  Discount Revenue                           $1,212       $1,098      10.3%
  Net Card Fees                                 431          430       0.3
  Travel Commissions and Fees                   357          310      15.3
  Interest and Dividends                        209          209      (0.1)
  Other Revenues                                444          499     (11.0)
                                            -------      -------
                                              2,653        2,546       4.2
                                            -------      -------
   Lending:
    Finance Charge Revenue                      403          345      16.6
    Interest Expense                            129           98      31.0
                                            -------      -------
        Net Finance Charge Revenue              274          247      10.9
                                            -------      -------
            Total Net Revenues                2,927        2,793       4.8
                                            -------      -------
 Expenses:
   Marketing and Promotion                      218          260     (16.2)
   Provision for Losses and Claims:
      Charge Card                               264          155      70.7
      Lending                                   158          121      30.9
      Other                                      35          115     (70.1)
                                            -------      -------
             Total                              457          391      16.9
                                            -------      -------
   Interest Expense:
      Charge Card                               178          143      24.5
      Other Interest Expense                    115           88      31.5
                                            -------      -------
             Total                              293          231      27.1
   Net Discount Expense *                       106           98       8.1
   Human Resources                              731          720       1.5
   Other Operating Expenses                     751          752      (0.2)
                                            -------      -------
             Total Expenses                   2,556        2,452       4.2
                                            -------      -------
 Pretax Income                                  371          341       8.9
 Income Tax Provision                           105          104       1.1
                                            -------      -------
 Net Income                                    $266         $237      12.4
                                            =======      =======

 *  The impact of Net Discount Expense (related to TRS'
    securitized receivables) was to:
     Decrease Net Card Fees                       -          ($2)        -
     Decrease the Provision for Losses
      and Claims - Charge Card                  $44           41       6.7
     Decrease Interest Expense -
        Charge Card                              41           43      (5.0)
     Increase Other Revenues                     21           16      29.7
                                            -------      -------
     Total Net Discount Expense                $106          $98       8.1
                                            =======      =======

 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

 (Preliminary)
                              Travel Related Services (continued)
                               Selected Statistical Information
                                          (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                                Quarter Ended
                                                 December 31,     Percentage
                                              1995         1994    Inc/(Dec)
                                            -------      -------   ---------
 Total Cards in Force:
      United States                            26.7         25.3       5.5%
      Outside the United States                11.1         11.0       1.2
                                            -------      -------
            Total                              37.8         36.3       4.2
                                            =======      =======
 Basic Cards in Force:
      United States                            20.0         18.6       7.8
      Outside the United States                 8.7          8.1       6.9
                                            -------      -------
            Total                              28.7         26.7       7.6
                                            =======      =======
 Card Billed Business (billions):
     United States                            $31.3        $27.7      13.0
     Outside the United States                 12.4         11.3       9.0
                                            -------      -------
           Total                              $43.7        $39.0      11.9
                                            =======      =======

 U.S. Consumer Lending Loan
     Balances (billions)                      $10.0         $8.1      23.3
 Travelers Cheque Sales (billions)             $5.1         $5.1       0.2
 Average Travelers Cheques
     Outstanding (billions)                    $6.0         $5.4      11.0
 Travel Sales (billions)                       $4.1         $3.6      15.7
 Return on Average Equity *                    24.6%        23.9%        -

 * ROE is calculated excluding the effect of SFAS #115.

 (Preliminary)
                              American Express Financial Advisors
                                      Statement of Income
                                          (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                                  Year Ended
                                                 December 31,     Percentage
                                              1995         1994    Inc/(Dec)
 Revenues:                                  -------      -------   ---------
  Investment Income                          $2,209       $1,994      10.8%
  Management and Distribution Fees              935          806      16.0
  Other Income                                  547          470      16.4
                                            -------      -------
        Total Revenues                        3,691        3,270      12.9
                                            -------      -------
 Expenses:
  Provision for Losses and Benefits:
     Annuities                                1,156        1,028      12.5
     Insurance                                  401          370       8.4
     Investment Certificates                    205          107      91.7
                                            -------      -------
        Total                                 1,762        1,505      17.1
  Human Resources                               877          823       6.5
  Other Operating Expenses                      297          311      (4.2)
                                            -------      -------
        Total Expenses                        2,936        2,639      11.3
                                            -------      -------
 Pretax Income                                  755          631      19.6
 Income Tax Provision                           252          203      24.1
                                            -------      -------
 Net Income                                    $503         $428      17.5
                                            =======      =======

                       Selected Statistical Information

 Life Insurance in Force (billions)           $59.4        $52.7      12.8
                                            =======      =======
 Assets Owned and/or Managed (billions):
   Assets managed for institutions            $32.0        $27.4      17.0
   Assets owned and managed
     for individuals
        Owned Assets                           48.3         40.2      20.2
        Managed Assets                         49.2         37.9      29.5
                                            -------      -------
                  Total                      $129.5       $105.5      22.7
                                            =======      =======
 Sales of Selected Products:
   Mutual Funds                             $10,202       $8,940      14.1
   Annuities                                 $3,520       $4,360     (19.3)
   Investment Certificates                   $1,467       $1,068      37.4
   Life and Other Insurance Sales              $383         $324      18.1

 Fees From Financial Plans
    (thousands)                             $40,828      $39,651       3.0
 Number of Financial Advisors                 7,945        8,054      (1.4)
 Product Sales Generated from
  Financial Plans as a Percentage
  of Total Sales                               64.1%        61.7%        -
 Return on Average Equity*                     19.4%        18.6%        -

 * ROE is calculated excluding the effect of SFAS #115.

 (Preliminary)
                              American Express Financial Advisors
                                      Statement of Income
                                          (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                                Quarter Ended
                                                 December 31,     Percentage
                                              1995         1994    Inc/(Dec)
 Revenues:                                  -------      -------   ---------
  Investment Income                            $570         $496      14.9%
  Management and Distribution Fees              261          202      29.3
  Other Income                                  142          122      16.4
                                            -------      -------
        Total Revenues                          973          820      18.7
                                            -------      -------
 Expenses:
  Provision for Losses and Benefits:
     Annuities                                  301          265      13.3
     Insurance                                  105          102       2.8
     Investment Certificates                     54           30      80.5
                                            -------      -------
        Total                                   460          397      13.6
  Human Resources                               227          204      11.3
  Other Operating Expenses                       83           53      59.3
                                            -------      -------
        Total Expenses                          770          654      17.8
                                            -------      -------
 Pretax Income                                  203          166      21.9
 Income Tax Provision                            70           52      32.7
                                            -------      -------
 Net Income                                    $133         $114      16.9
                                            =======      =======

                         Selected Statistical Information

 Life Insurance in Force (billions)           $59.4        $52.7      12.8
                                            =======      =======
 Assets Owned and/or Managed (billions):
   Assets managed for institutions            $32.0        $27.4      17.0
   Assets owned and managed
     for individuals
        Owned Assets                           48.3         40.2      20.2
        Managed Assets                         49.2         37.9      29.5
                                            -------      -------
                  Total                      $129.5       $105.5      22.7
                                            =======      =======
 Sales of Selected Products:
   Mutual Funds                              $2,967       $2,069      43.4
   Annuities                                   $763       $1,104     (30.9)
   Investment Certificates                      $88         $373     (76.5)
   Life and Other Insurance Sales              $110          $94      17.6

 Fees From Financial Plans
    (thousands)                             $10,986      $10,294       6.7
 Number of Financial Advisors                 7,945        8,054      (1.4)
 Product Sales Generated from
  Financial Plans as a Percentage
  of Total Sales                               63.5%        62.2%        -
 Return on Average Equity*                     19.4%        18.6%        -

 * ROE is calculated excluding the effect of SFAS #115.

 (Preliminary)
                                     American Express Bank
                                      Statement of Income
                                          (Unaudited)

 (Amounts in millions, except percentages)

                                                  Year Ended
                                                 December 31,     Percentage
                                              1995         1994    Inc/(Dec)
 Net Revenues:                              -------      -------   ---------
  Interest Income                              $925         $952      (2.8%)
  Interest Expense                              604          604       0.1
                                            -------      -------
       Net Interest Income                      321          348      (7.7)
  Commissions, Fees and Other Revenues          243          232       4.8
  Foreign Exchange Income                        79           72       9.7
                                            -------      -------
       Total Net Revenues                       643          652      (1.4)
                                            -------      -------

 Provision for Credit Losses                      7            8     (16.9)
                                            -------      -------
 Expenses:
   Human Resources                              248          250      (0.8)
   Other Operating Expenses                     273          275      (0.4)
                                            -------      -------
       Total Expenses                           521          525      (0.6)
                                            -------      -------

 Pretax Income                                  115          119      (3.7)
 Income Tax Provision                            38           39      (3.8)
                                            -------      -------
 Net Income                                     $77          $80      (3.6)
                                            =======      =======

                       Selected Statistical Information

 Return on Average Assets                      0.59%        0.54%        -
 Return on Average Common Equity*              9.99%       10.89%        -
 Total Loans                                 $5,428       $4,990       8.8
 Reserve for Credit Losses                     $111         $109       1.3
 Total Nonperforming Loans                      $34          $20      71.9
 Other Real Estate Owned                        $44          $56     (21.7)
 Risk-Based Capital Ratios:
      Tier 1                                    8.9%         7.5%        -
      Total                                    13.0%        14.7%        -
 Leverage Ratio                                 5.8%         4.8%        -

 * ROE is calculated excluding the effect of SFAS #115.

 (Preliminary)
                                     American Express Bank
                                      Statement of Income
                                          (Unaudited)

 (Amounts in millions, except percentages)

                                                Quarter Ended
                                                 December 31,     Percentage
                                              1995         1994    Inc/(Dec)
 Net Revenues:                              -------      -------   ---------
  Interest Income                              $232         $233      (0.3%)
  Interest Expense                              155          149       3.7
                                            -------      -------
       Net Interest Income                       77           84      (7.4)
  Commissions, Fees and Other
    Revenues                                     62           59       5.7
  Foreign Exchange Income                        19           16      15.1
                                            -------      -------
       Total Net Revenues                       158          159      (0.3)
                                            -------      -------

 Provision for Credit Losses                      2            0         -
                                            -------      -------
 Expenses:
   Human Resources                               57           63      (8.5)
   Other Operating Expenses                      67           71      (4.9)
                                            -------      -------
       Total Expenses                           124          134      (6.6)
                                            -------      -------
 Pretax Income                                   32           25      27.8
 Income Tax Provision                            11            9      31.0
                                            -------      -------
 Net Income                                     $21          $16      26.2
                                            =======      =======

                         Selected Statistical Information

 Return on Average Assets                      0.59%        0.54%        -
 Return on Average Common Equity*              9.99%       10.89%        -
 Total Loans                                 $5,428       $4,990       8.8
 Reserve for Credit Losses                     $111         $109       1.3
 Total Nonperforming Loans                      $34          $20      71.9
 Other Real Estate Owned                        $44          $56     (21.7)
 Risk-Based Capital Ratios:
      Tier 1                                    8.9%         7.5%        -
      Total                                    13.0%        14.7%        -
 Leverage Ratio                                 5.8%         4.8%        -

 * ROE is calculated excluding the effect of SFAS #115.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         AMERICAN EXPRESS COMPANY


                         By:    /s/ Stephen P. Norman
                                ----------------------------
                         Name:  Stephen P. Norman
                         Title: Secretary



Dated:  January 23, 1996







































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